UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported) October 3, 2002
                                           -------------------------------------
                             American Skiing Company
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)
        Delaware                     I-13057                   04-3373730
----------------------------  -----------------------    -----------------------
(State or other jurisdiction  (Commission File Number)   (IRS Employer
of incorporation)                                        Identification Number)



136 Heber Ave., #303, P.O. Box 4552, Park City, Utah         84060
----------------------------------------------------         -------------------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code (435) 615-0340
                          -----------------------------


Item 5.  Other Events

     See press release attached as Exhibit 99.1.

     THIS CURRENT REPORT ON FORM 8-K CONTAINS OR INCORPORATES BY REFERENCE FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES. THESE STATEMENTS MAY DIFFER MATERIALLY FROM ACTUAL FUTURE EVENTS OR RESULTS. READERS ARE REFERRED TO ALL DOCUMENTS FILED BY AMERICAN SKIING COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH IDENTIFY IMPORTANT RISK FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE CONTAINED IN ANY FORWARD-LOOKING STATEMENTS.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AMERICAN SKIING COMPANY

Date:  October 11, 2002                    /s/ William J. Fair
                                          --------------------------------------
                                          Name:    William J. Fair
                                          Title:   President and Chief Executive
                                                   Officer

Date:  October 11, 2002                    /s/ Mark J. Miller
                                          --------------------------------------
                                          Name:    Mark J. Miller
                                          Title:   Senior Vice President
                                                   Chief Financial Officer

Exhibits

99.1     Press release of American Skiing Company dated October 3, 2002
99.2 Sixth Amendment to Loan and Security Agreement among Grand Summit Resort Properties, Inc., as Borrower, Textron Financial Corporation, as Administrative Agent and lender, and the other lenders party thereto, dated as of August 29, 2002
99.3 Second Amendment to Statement of Intention and Special Additional Financing Agreement between Grand Summit Resort Properties, Inc., and Textron Financial Corporation dated as of August 29, 2002